UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant ☐

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☒	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

Stellar Biotechnologies, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Stellar Biotechnologies, Inc.

332 E. Scott Street

Port Hueneme, California 93041

NOTICE OF 2016 ANNUAL GENERAL MEETING OF SHAREHOLDERS

To be Held on Thursday, March 17, 2016

To the Shareholders of Stellar Biotechnologies, Inc.:

Notice is hereby given that the 2016 Annual General Meeting of Shareholders (the “Annual Meeting”) of Stellar Biotechnologies, Inc. (the “Company”) will be held at 10:00 a.m. (local time) on Thursday, March 17, 2016, at the Holiday Inn Express, located at 350 E. Port Hueneme Road, Port Hueneme, California 93041, to consider and act upon the following matters:

1.	the election of six directors, nominated by the Company’s Board of Directors, to serve until the Company’s annual meeting of shareholders to be held in 2017 or until their successors are duly elected and qualified;

2.	the appointment of Moss Adams LLP as the Company’s auditors and independent registered public accounting firm for the ensuing year; and

3.	such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on January 19, 2016, the record date, are entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof.

All shareholders are cordially invited to attend the Annual Meeting and vote in person. To assure your representation at the Annual Meeting, however, you are urged to sign, date and return the proxy as soon as possible, or follow the instructions contained in the Notice of Availability of Proxy Materials to vote by telephone or on the Internet. You may vote in person at the Annual Meeting even if you have previously returned a proxy.

By Order of the Board of Directors,

/s/ Frank R. Oakes

Frank R. Oakes
President, Chief Executive Officer, and Chairman

Port Hueneme, California

January 25, 2016

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON MARCH 17, 2016. This Proxy Statement, along with our Annual Report on Form 10-K for the year ended September 30, 2015, is available at: www.proxyvote.com.

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PROPOSAL 2	APPOINTMENT OF AUDITORS AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	31

Auditor Fees and Services		31
Pre-Approval Policies and Procedures		31
Vote Required		32
Recommendation		32

OTHER INFORMATION	33

HOUSEHOLDING OF MATERIALS	33
WHERE YOU CAN FIND MORE INFORMATION	33
OTHER BUSINESS	33

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Stellar Biotechnologies, Inc.

332 E. Scott Street

Port Hueneme, California 93041

PROXY STATEMENT

General Information Concerning Voting and Solicitation

This proxy statement is being furnished to you in connection with the solicitation by the Board of Directors (the “Board”) of Stellar Biotechnologies, Inc., a British Columbia corporation (“we,” “us,” “Stellar” the “Corporation” or the “Company”), of proxies in the accompanying form to be used at the 2016 Annual Meeting of Shareholders of the Company to be held at the Holiday Inn Express, located at 350 E. Port Hueneme Road, Port Hueneme, California 93041 at 10:00 a.m. (local time) on Thursday, March 17, 2016, and at any adjournments or postponements thereof (the “Annual Meeting”).

As a British Columbia corporation subject to the reporting requirements of the U.S Securities and Exchange Commission, our proxy disclosure has been prepared to comply with both U.S. and Canadian proxy disclosure requirements. Principal disclosure differences between U.S and Canadian requirements include expanded Canadian disclosure requirements related to:

•	executive compensation matters, including the determination of the named executive officers under Canadian disclosure requirements;
•	corporate governance matters, including disclosure related to the Board committees; and
•	the appointment of auditors.

Our Board of Directors has fixed January 19, 2016 as the record date for determining those shareholders entitled to receive notice of, and to vote at, the Annual Meeting. Only shareholders of record at the close of business on January 19, 2016 will be entitled to vote at the Annual Meeting. These materials are first being sent or given to the shareholders on or about February 5, 2016. This proxy statement gives you information on the proposals to be presented at the Annual Meeting so that you can make an informed decision.

Questions and Answers about the Proxy Materials and the Annual Meeting

What is included in these materials?

These materials include:

•	This Proxy Statement for the Annual Meeting; and

•	The Company’s Annual Report on Form 10-K for the year ended September 30, 2015, as filed with the Securities and Exchange Commission (the “SEC”) on December 14, 2015 (the “Annual Report”).

If you requested printed versions of these proxy materials by mail, these materials also include the proxy card or voting instruction form for the Annual Meeting.

Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

Pursuant to rules adopted by the SEC, the Company has elected to provide access to its proxy materials via the Internet instead of mailing printed copies. Accordingly, the Company is sending an Important Notice Regarding the Availability of Proxy Materials (the “Internet Availability Notice”) to the Company’s shareholders. Most shareholders will not receive printed copies of the proxy materials unless they request them. Instead, instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Internet Availability Notice. All shareholders will have the ability to access the proxy materials on the Website referred to in the Internet Availability Notice or request to receive a printed or electronic set of the proxy materials. Shareholders may request to receive proxy materials in printed form or electronically by email, by telephone, mail or by logging on to www.proxyvote.com. The Company encourages shareholders to take advantage of the availability of proxy materials on the Internet to help reduce the environmental impact of our annual meetings.

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How can I get electronic access to the proxy materials?

The Internet Availability Notice will provide you with instructions regarding how to:

•	View the Company’s proxy materials for the Annual Meeting on the Internet; and

•	Instruct the Company to send future proxy materials to you electronically by email.

Choosing to receive future proxy materials by email will reduce the Company’s costs of printing and mailing documents to you, which will favorably impact the environment. If you choose to receive future proxy materials by email, you will receive an email message next year with instructions containing a link to those materials. Your election to receive proxy materials by email will remain in effect until you terminate it.

What proposals will be voted on at the Annual Meeting?

The following two proposals will be voted on at the Annual Meeting:

•	The election of six directors, nominated by our Board, to serve until our annual meeting of shareholders to be held in 2017 or until their successors are duly elected and qualified; and

•	The appointment of Moss Adams LLP as our auditors and independent registered public accounting firm for the ensuing year.

How does the Board recommend that I vote on the proposals?

Our Board of Directors unanimously recommends that the shareholders vote “FOR” each of the nominees for Director and “FOR” the appointment of Moss Adams LLP as our auditors and independent registered public accounting firm for the ensuing year.

Will there be any other items of business on the agenda?

At present, management knows of no additional business to be presented at the Annual Meeting, but if other business is presented, the persons named in the proxy card and acting under the proxy card as proxy holders will vote or refrain from voting in accordance with their best judgment pursuant to the discretionary authority conferred by the proxy.

Who is entitled to vote at the Annual Meeting?

Only shareholders of record at the close of business on January 19, 2016 may vote at the Annual Meeting. As of the close of business on January 19, 2016, there were 8,448,758 common shares outstanding, all of which are entitled to vote at the Annual Meeting.

How many votes am I entitled to per share?

Each shareholder is entitled to one vote for each common share held as of the record date on all matters properly brought before the Annual Meeting.

What is the difference between holding shares as a shareholder of record and as a beneficial owner?

Shareholder of Record. If your shares are registered directly in your name with our transfer agent, Computershare, Inc., you are considered, with respect to those shares, the shareholder of record. As a shareholder of record, the Internet Availability Notice was sent directly to you by the Company. If you request printed copies of the proxy materials by mail, you will receive a proxy card.

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Beneficial Owner. If your shares are held in a brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and the Internet Availability Notice was forwarded to you by that organization. The organization holding your account is considered the shareholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account. Those instructions are contained in a “voting instruction form”. If you request printed copies of the proxy materials by mail, you will receive a voting instruction form.

If my shares are held in “street name” by my broker, will my broker vote my shares for me?

Shares held in “street name” by a broker or nominee who indicates on a proxy that it does not have discretionary authority to vote those shares on a proposal are referred to as “broker non-votes.” Under current rules, brokers, banks or other nominees may not vote and have no discretionary authority to vote shares on the election of directors, executive compensation matters and other governance matters, or “non-routine” matters, unless they receive specific voting instructions from their clients.

Your bank or broker does not have discretion to vote uninstructed shares on the proposals in this Proxy Statement, except for Proposal No. 2 to appoint our auditors and independent registered public accounting firm for the ensuing year.

If you are a beneficial holder and do not provide specific voting instructions to your broker, the organization that holds your shares will not be authorized to vote on Proposal No. 1, the election of directors. Accordingly, for your vote to be counted, you now will need to communicate your voting decisions to your broker, bank, or other nominee before the date of the Annual Meeting. Accordingly, we encourage you to vote promptly, even if you plan to attend the Annual Meeting.

If I am a shareholder of record, how do I vote my shares?

There are three ways to vote:

By Mail – If you request printed copies of the proxy materials by mail, you may vote your proxy by filing out the proxy card and sending it back in the envelope provided.

By Telephone or the Internet – We have established telephone and Internet voting procedures for shareholders of record. These procedures are designed to authenticate your identity, to allow you to give your voting instructions and to confirm that those instructions have been properly recorded. The toll free telephone number for telephone voting is 1-800-690-6903. Please have your proxy card handy when you call. Easy-to-follow voice prompts will allow you to vote your shares and confirm that your instructions have been properly recorded. The website for Internet voting is www.proxyvote.com. As with telephone voting, you will be able confirm that your instructions have been properly recorded. Telephone and Internet voting facilities for shareholders of record will be available 24 hours a day until 11:59 p.m. Eastern Time, on Tuesday, March 15, 2016.

In Person – If you are a shareholder of record, you may vote in person at the Annual Meeting. The Company will give you a ballot when you arrive.

If I am a beneficial owner of shares held in street name, how do I vote my shares?

There are three ways to vote:

By Mail – If you request printed copies of the proxy materials by mail, you may vote your proxy by filing out the voting instruction form and sending it back in the envelope provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

By Telephone or the Internet – You may vote by proxy via telephone by calling 1-800-690-6903 or via the Internet at www.proxyvote.com, as further set forth in the instructions provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares. Telephone and Internet voting facilities for beneficial holders will be available 24 hours a day until 11:59 p.m. Eastern Time, on Tuesday, March 15, 2016.

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In Person - Shares held in “street name” may be voted by you in person at the Annual Meeting only if you obtain a “legal proxy” from the bank, broker or other agent that holds your shares, which “legal proxy” grants you the right to vote the shares. You must present that “legal proxy” to attend the Annual Meeting and to be entitled to vote in person shares that are held for you in “street name.”

What is the proxy card?

The proxy card enables you to appoint each of Frank Oakes, our Chief Executive Officer, Director and Chairman of the Board of Directors, and Mark McPartland, our Vice President of Corporate Development and Communications, as your representative at the Annual Meeting. By completing and returning the proxy card, you are authorizing these persons to vote your shares at the Annual Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting, it is strongly recommended that you complete and return your proxy card before the Annual Meeting date just in case your plans change. If a proposal comes up for vote at the Annual Meeting that is not on the proxy card, the proxies will vote your shares, under your proxy, according to their best judgment.

I share an address with another shareholder and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

As permitted under SEC rules, we have adopted a procedure called “householding”. Under this procedure, we deliver a single copy of the Internet Availability Notice and, if applicable, the proxy materials to multiple shareholders who share the same address unless we received contrary instructions from one or more of the shareholders. This procedure reduces our printing costs, mailing costs and fees. Shareholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written request, we will deliver promptly a separate copy of the Internet Availability Notice and, if applicable, the proxy materials to any shareholder at a shared address to which we delivered a single copy of any of these documents. To receive a separate copy of the Internet Availability Notice and, if applicable, the proxy materials, shareholders may request at www.proxyvote.com or contact us with the control number from your proxy notice at Broadridge Financial Services, Inc., 51 Mercedes Way, Edgewood, NY 11717.

Shareholders who hold shares in street name may contact their brokerage firm, bank, broker-dealer, or other similar organization to request information about householding.

How do I request a paper copy of the proxy materials?

There are four ways to request a paper copy of the proxy materials:

•	By Mail: You may obtain a paper copy of the proxy materials by writing to us with the control number from your proxy notice at Broadridge Financial Services, Inc., 51 Mercedes Way, Edgewood, NY 11717

•	By Telephone: You may obtain a paper copy of the proxy materials by calling 1-800-579-1639.

•	Via the Internet: You may obtain a paper copy of the proxy materials by logging on to www.proxyvote.com.

•	By Email: You may obtain a paper copy of the proxy materials by email at sendmaterial@proxyvote.com. You must provide the control number from your proxy notice to request a paper copy of the proxy materials by email.

Please make your request for a paper copy as instructed above on or before March 3, 2016 to facilitate timely delivery.

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Can I change my vote or revoke my proxy?

You may change your vote or revoke your proxy at any time prior to the vote at the Annual Meeting. A proxy may be revoked at any time prior to its exercise:

•	by submitting a written notice with the control number from your proxy notice revoking that proxy, addressed to Broadridge Financial Services, Inc., 51 Mercedes Way, Edgewood, NY 11717, at any time up to and including the last business day before the Annual Meeting,

•	if you submitted your proxy by telephone or the Internet, you may change your vote or revoke your proxy with a later telephone or Internet proxy, as the case may be, or

•	at the Annual Meeting prior to the taking of a vote.

Any shareholder entitled to vote at the Annual Meeting may attend the meeting and vote in person on any matter presented for a vote to our shareholders at the meeting, whether or not that shareholder has previously given a proxy. However, attendance at the Annual Meeting will not have the effect of revoking a proxy unless you give written notice of revocation to our Corporate Secretary before any vote in which the proxy has been given. If you hold your shares in “street name” and have instructed your broker, bank or other nominee to vote your shares for you, you must follow directions received from your broker, bank or other nominee to change those instructions.

Will my shares be voted if I do not sign and return my proxy card?

If your shares are held in street name or in your name and you do not sign and return your proxy card, your shares will not be voted unless you vote in person at the Annual Meeting.

What happens if I do not indicate how to vote my proxy?

If you just sign your proxy card without providing further instructions, your shares will be voted “FOR” all the director nominees and “FOR” the appointment of Moss Adams LLP as our auditors and independent registered public accounting firm.

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying shareholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

Where do I find the voting results of the Annual Meeting?

We will announce voting results at the Annual Meeting. The final voting results will be tallied by the inspector of election and published by the Company in a Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the Annual Meeting. The Company is also required to file on SEDAR a brief description of the proposals voted upon at the Annual Meeting and the outcome of the votes for such proposals promptly following the Annual Meeting, which description must include the percentage of votes for and against such proposals.

What constitutes a quorum?

Our Amended Articles require the representation of at least one person entitled to vote at the Annual Meeting who holds at least thirty-three and one-third percent (33 – 1/3%) of our issued common shares, in person or represented by proxy, or a duly appointed proxy holder or representative for a shareholder so entitled and holding or represented by proxy at least thirty-three and one-third percent (33 – 1/3%) of our issued common shares, in order to establish a quorum for the transaction of business. Abstentions and “broker non-votes” will be counted for purposes of determining whether a quorum is present for the transaction of business at the Annual Meeting.

What is the vote required for a proposal to pass?

•	Proposal No. 1 — Election of directors: The affirmative vote of the holders of a majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote is required for approval. With regard to this proposal, shares which are entitled to vote but abstain from voting on a matter will be excluded from the vote and will have no effect on its outcome.

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•	Proposal No. 2 — Appointment of our auditors and independent registered public accounting firm: The affirmative vote of the holders of a majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote is required for approval. With regard to this proposal, shares which are entitled to vote at the Annual Meeting but abstain from voting on a matter will be excluded from the vote and will have no effect on its outcome.

Who will pay the costs of soliciting proxies?

The cost of preparing, assembling, printing and mailing this proxy statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the Annual Meeting, will be borne by the Company. Some banks and brokers have customers who beneficially own shares listed of record in the names of nominees. We intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding shares is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly. The solicitation of proxies by mail may be supplemented by telephone, email and personal solicitation by officers, directors and regular employees of the Company, but no additional compensation will be paid to such individuals.

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Stellar Biotechnologies, Inc.

332 E. Scott Street

Port Hueneme, California 93041

PROXY STATEMENT

INTRODUCTION

2016 Annual Meeting of Shareholders

This Proxy Statement is being furnished to the holders of our Common Shares in connection with the solicitation of proxies for use at the 2016 Annual Meeting of Shareholders of the Company (the “Annual Meeting”). The Annual Meeting is to be held at 10:00 a.m. (local time) on Thursday, March 17, 2016, at the Holiday Inn Express, located at 350 E. Port Hueneme Road, Port Hueneme, CA 93041 and at any adjournment or adjournments thereof.

Record Date

The Board of Directors of the Company (the “Board”) has fixed the close of business on January 19, 2016 (the “Record Date”) as the Record Date for the determination of shareholders entitled to notice of, and to vote and act at, the Annual Meeting. Only shareholders of record at the close of business on that date are entitled to notice of, and to vote and act at, the Annual Meeting.

Proposals to be Submitted at the Annual Meeting

At the Annual Meeting, shareholders will be acting upon the following proposals:

1.	To elect Gregory T. Baxter, Tessie M. Che, David L. Hill, Daniel E. Morse, Frank R. Oakes, and Mayank D. Sampat as directors to serve until the Company’s annual meeting of shareholders to be held in 2017 or until their successors are duly elected and qualified;

2.	To ratify the appointment by the Audit Committee of the Board of Moss Adams LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2016; and

3.	To conduct such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Principal Offices

The principal executive offices of the Company are located at 332 E. Scott Street, Port Hueneme, California 93041. The Company’s telephone number at such address is (805) 488-2800.

Information Concerning Solicitation and Voting

As of the Record Date, there were 8,448,758 outstanding Common Shares, each share entitled to one vote on each matter to be voted on at the Annual Meeting. Only holders of Common Shares on the Record Date will be entitled to vote at the Annual Meeting. The holders of Common Shares are entitled to one vote on all matters presented at the Annual Meeting for each share held of record. The presence in person or by proxy of holders of record of at least thirty-three and one-third percent (33 – 1/3%) of the shares outstanding and entitled to vote as of the Record Date shall be required for a quorum to transact business at the Annual Meeting. If a quorum is not present, the Annual Meeting may be adjourned until a quorum is obtained. To be elected, the nominees named in Proposal 1 must receive the vote of a majority of the votes of the Common Shares cast in person or represented by proxy at the Annual Meeting. For the purposes of election of such director, although abstentions will count toward the presence of a quorum, they will not be counted as votes cast and will have no effect on the result of the vote. “Broker non-votes,” which occur when brokers are prohibited from exercising discretionary voting authority for beneficial owners who have not provided voting instructions, will not be counted for the purpose of determining the number of shares present in person or by proxy on a voting matter and will have no effect on the outcome of the vote. Brokers who hold shares in street name may vote on behalf of beneficial owners with respect to Proposal 2.

Expenses

The expense of preparing, printing and mailing the Internet Availability Notice and this Proxy Statement and the proxies solicited hereby will be borne by the Company. In addition to the use of the mails, proxies may be solicited by officers, directors and regular employees of the Company, without additional remuneration, by personal interviews, telephone, email or facsimile transmission. The Company will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of Common Shares held of record and will provide reimbursements for the cost of forwarding the material in accordance with customary charges.

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No Right of Appraisal

None of British Columbia law, our Certificate of Incorporation, our Notice of Articles nor our Amended Articles provide for appraisal or other similar rights for dissenting shareholders in connection with the election of directors or the appointment of our auditors and independent registered public accounting firm to be voted upon at the Annual Meeting. Accordingly, our shareholders will have no right to dissent and obtain payment for their shares.

Attending the Annual Meeting

Only shareholders and our invited guests are permitted to attend the Annual Meeting. To gain admittance, you must bring a form of personal identification to the Annual Meeting, where your name will be verified against our shareholder list. If a nominee holds your shares and you plan to attend the Annual Meeting, you should bring a brokerage statement showing your ownership of the shares as of the Record Date or a letter from the nominee confirming such ownership, and a form of personal identification. If you wish to vote your shares that are held by a nominee at the meeting, you must obtain a proxy from your nominee and bring such proxy to the meeting.

Shareholder Proposals for 2017 Annual Meeting

Shareholder proposals for inclusion in our proxy statement: If a shareholder wishes to present a proposal to be included in our proxy statement and form of proxy for our 2017 annual meeting of shareholders, the proponent and the proposal must comply with the proxy proposal submission rules of the SEC and namely, Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). One of the requirements is that the proposal must be received by our Corporate Secretary at our executive offices in Port Hueneme, California no later than the close of business on September 28, 2016, which is 120 calendar days before January 25, 2017, the anniversary date that this proxy statement was released to shareholders in connection with the Annual Meeting. Such proposal must also comply with the applicable requirements as to form and substance established by the SEC if those proposals are to be included in the proxy statement and form of proxy. If the date of next year’s annual meeting is changed by more than 30 days from the anniversary date of the Annual Meeting, then the deadline is a reasonable time before we begin to print and mail proxy materials.

Other shareholder proposals: The Board has approved an advance notice policy, which was subsequently approved by our shareholders at our 2014 annual meeting of shareholders, that requires advance notice be given to us in certain circumstances where nominations of persons for election to the Board are made by our shareholders.

In the case of an annual meeting of shareholders, notice to the Company must be made not less than 30 days nor more than 65 days prior to the date of the annual meeting. However, in the event that the annual meeting is to be held on a date that is less than 40 days after the date on which the first public announcement of the date of the annual meeting was made, notice may be made not later than the close of business on the tenth day following such public announcement.

In the case of a special meeting of shareholders (which is not also an annual meeting), notice to the Company must be made not later than the close of business on the fifteenth day following the day on which the first public announcement of the date of the special meeting was made.

INTEREST OF CERTAIN PERSONS OR COMPANIES IN MATTERS TO BE ACTED UPON

No director or executive officer of the Company, or any person who has held such a position since the beginning of the last completed financial year of the Company, nor any nominee for election as a director of the Company, nor any associate or affiliate of the foregoing persons, has any substantial or material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in any matter to be acted on at the Annual Meeting other than the election of directors and as may be set out herein.

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ALL PROXIES RECEIVED WILL BE VOTED IN ACCORDANCE WITH THE CHOICES SPECIFIED ON SUCH PROXIES. PROXIES WILL BE VOTED IN FAVOR OF A PROPOSAL IF NO CONTRARY SPECIFICATION IS MADE. ALL VALID PROXIES OBTAINED WILL BE VOTED AT THE DISCRETION OF THE PERSONS NAMED IN THE PROXY WITH RESPECT TO ANY OTHER BUSINESS THAT MAY COME BEFORE THE ANNUAL MEETING.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF EACH OF THE PROPOSALS TO BE SUBMITTED AT THE MEETING.

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PROPOSAL NO. 1

ELECTION OF DIRECTORS

Nominees for Election as Directors

Each director is elected annually to serve until the annual meeting of shareholders, or until his or her successor is duly elected. Upon the recommendation of the Nominating and Corporate Governance Committee, the Board has nominated Gregory T. Baxter, Tessie M. Che, David L. Hill, Daniel E. Morse, Frank R. Oakes, and Mayank D. Sampat to hold office until the 2017 annual meeting of shareholders and until their respective successors have been duly elected and qualified. In the event that any of the nominees shall be unable or unwilling to serve as a director, the Board shall reserve discretionary authority to vote for a substitute or substitutes. The Board has no reason to believe that any of the nominees will be unable or unwilling to serve.

Information as to our Board of Directors and Nominees

Name	Age	Position(s) Held	Director Since
Gregory T. Baxter, Ph.D. (1)(2)(3)(4)	56	Director	August 15, 2012
Tessie M. Che, Ph.D.	65	Director	September 25, 2013
David L. Hill, Ph.D. (1)(2)(3)(4)	65	Director	May 17, 2011
Daniel E. Morse, Ph.D. (3)(4)	74	Director	April 9, 2010
Frank R. Oakes (4)	65	President, Chief Executive Officer and Chairman of our Board of Directors	April 9, 2010
Mayank D. Sampat (1)(2)(3)(4)	60	Director	August 15, 2012

(1)	Member of Audit Committee.
(2)	Member of Compensation Committee.
(3)	Member of Nominating and Corporate Governance Committee.
(4)	Member of Listing Committee

Biographies and Qualifications. The biographies of our directors and certain information regarding each director’s experience, attributes, skills and/or qualifications that led to the conclusion that the director should be serving as a director of our Company are as follows:

Gregory T. Baxter, Ph.D. has been a director of our Company since August 2012, and serves as chairman of the Nominating and Corporate Governance Committee. Dr. Baxter has served as an executive and scientist for several biotechnology corporations and foundations. Since 2001, he has held the position of Senior Scientist within the Department of Clinical Drug Development for CCS Associates Inc. Dr. Baxter previously served as a Program Director with the National Science Foundation and was also the founder and Chief Science Officer of Hurel Corporation. Prior to his time at Hurel, he was a Senior Scientist at the Cornell Nanoscale Science and Technology Facility and the Biotechnology Liaison for the National Nanofabrication Users Network. He also serves as Adjunct Associate Professor in College of Chemical Engineering at Cornell University and as a member of the Founders Board of Advisors at StartX Stanford Student Startup Accelerator. Dr. Baxter received his B.A. and Ph.D. in Biochemistry/Molecular Biology from University of California, Santa Barbara. Dr. Baxter has extensive scientific, clinical drug development and senior management experience in the pharmaceutical and biotechnology industries.

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Tessie M. Che, Ph.D. was appointed a director of our Company as a result of our September 2013 private placement. Dr. Che currently serves as General Manager and Chair of the Board of Directors of Amaran Biotechnology Inc., a privately-held biopharmaceuticals manufacturer based in Taiwan, a position she has held since 2012. She co-founded Optimer Pharmaceuticals Inc. in 1998, and served as Optimer’s Chief Operating Officer and Senior Vice-President of Corporate Affairs from1998 to 2011. During the process development years of Optimer’s flagship drug, DificidTM, Dr. Che built and led the company’s chemistry, manufacturing and quality control (CMC) teams through the successful and cost-effective registration and commercialization of DificidTM in the United States, Canada and Europe in 2011. Prior to her founding of Optimer, Dr. Che’s past experience included 20 years in research, management and operations at large companies, including Exxon Mobil Corp., Aventis Pharmaceuticals Inc. and EniChem SpA. She also served as vice president, operations, of M and D Precision Science Group Inc. in 1988, and co-founded Cinogen Pharmaceuticals Inc. (China), serving as vice-president from 1994 to 1996. Cinogen later became a wholly owned subsidiary of Pharmanex Inc., where Dr. Che served as senior director of quality assurance and sourcing. Dr. Che holds bachelor degrees in chemistry from Illinois State University and Fu-Jen Catholic University (Taiwan), a PhD in physical-inorganic chemistry from Brandeis University, and did postdoctoral work at Columbia University. She has authored numerous scientific publications and holds over 20 U.S. patents in material synthesis and applications. Dr. Che currently serves as a director of OBI Pharma USA, a wholly-owned subsidiary of OBI Pharma, Inc., a publicly traded biotechnology corporation in Taiwan. Dr. Che has extensive scientific, operational, manufacturing, quality assurance, product development and senior management experience in the pharmaceutical and biotechnology industries, as well as experience serving on a board of directors within our industry.

David L. Hill, Ph.D. has been a director of our Company since May 2011, and serves as chairman of the Compensation Committee. He currently serves as Scientific Director for the ART Reproductive Center, Beverly Hills, California, a position he has held since December 1999. He is also an Assistant Clinical Professor in the Dept. of Obstetrics and Gynecology at the David Geffen School of Medicine, University of California, Los Angeles, and a Research Assistant IV at Cedars-Sinai Medical Center, Los Angeles, California. Dr. Hill received his Ph.D. in Biological Sciences from the Department of Pathology, School of Life Sciences, University of Connecticut and completed a Postdoctoral Fellowship at the Dana Farber Cancer Institute through an appointment by the Department of Physiology and Biophysics, Harvard Medical School, Boston, Massachusetts. Dr. Hill has extensive scientific and clinical research experience in our industry.

Daniel E. Morse, Ph.D. has been a director of our Company since April 2010. Dr. Morse is the Wilcox Professor Emeritus of Molecular Genetics and Biochemistry Biotechnology, Biomolecular Science and Engineering, a position he has held since 2008, and Director of the Marine Biotechnology Center, at the University of California, Santa Barbara, a position he has held since 1986. Previously, he served as Director of the UCSB-MIT-Caltech Institute of Collaborative Biotechnologies from 2003 to 2010, and also served as our Executive Vice-President, Science & Technology from 2010 until December 2011. Dr. Morse is an expert in the structure and function of the KLH molecule and internationally recognized expert in protein chemistry, molecular biology, molluscan reproductive biology, and aquaculture, and has an intimate understanding of our technology.

Frank R. Oakes was appointed our President and Chief Executive Officer and Chairman of our Board of Directors in April 2010. Prior to that time, he served as founder and Chief Executive Officer of our California subsidiary since 1999. He has more than 30 years of management experience in aquaculture including a decade as Chief Executive Officer of The Abalone Farm, Inc., during which he led the company through the R&D, capitalization, and commercialization phases of development to become the largest abalone producer in the United States. Mr. Oakes is the inventor of our patented method for non-lethal extraction of hemolymph from a live gastropod mollusk. He was the principal investigator on our Small Business Innovation Research (“SBIR”) grant from the National Science Foundation and was principal investigator on our Phase I and II SBIR grants from the NIH’s Center for Research Resources, and a California Technology Investment Partnership (“CalTIP”) grant from the Department of Commerce. Mr. Oakes has consulted and lectured for the aquaculture industry around the world. He received his Bachelor of Science degree from California State Polytechnic University, San Luis Obispo and is a graduate of the Los Angeles Regional Technology Alliance University’s management-training program. Mr. Oakes is a valuable member of our Board due to his depth of operating, strategic, and senior management experience in our industry, specifically as related to aquaculture. Additionally, Mr. Oakes holds an intimate knowledge of our Company due to his longevity in the industry and with us.

Mayank (Mike) D. Sampat has been a director of our Company since August 2012, and serves as chairman of the Audit Committee. Mr. Sampat is currently a controller at Precision Toxicology, LLC, a healthcare focused clinical laboratory specializing in providing quantitative drug testing, a position he has held since February 2015. He previously held the position of controller for Zpower, LLC, an emerging manufacturer in the microbattery industry, from June 2012 to September 2014. Prior to that time, he held the position of controller for Imaging Advantage LLC from September 2010 to June 2012, and the position of Chief Financial Officer for Gamma Medica-Ideas, a supplier of imaging equipment to the medical industry, from September 2007 to June 2010. Mr. Sampat received a BBA in accounting from Bombay University and his MBA in Finance at Mercer University. Mr. Sampat is a seasoned finance and accounting executive, having worked with multiple companies ranging from startups to large Fortune 100 companies.

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Cease Trade Orders and Bankruptcy

Within the last 10 years before the date of this proxy statement no proposed nominee for election as a director of the Company was a director or executive officer of any company (including the Company in respect of which this proxy statement is prepared) acted in that capacity for a company that was:

(a)	subject to a cease trade or similar order or an order denying the relevant company access to any exemptions under securities legislation, for more than 30 consecutive days;

(b)	subject to an event that resulted, after the director or executive officer ceased to be a director or executive officer, in the company being the subject of a cease trade or similar order or an order that denied the relevant company access to any exemption under the securities legislation, for a period of more than 30 consecutive days;

(c)	within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets; or has become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of the proposed director;

(d)	subject to any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority or has entered into a settlement agreement with a securities regulatory authority; or

(e)	subject to any other penalties or sanctions imposed by a court or a regulatory body that would likely be considered important to a reasonable securityholder in deciding whether to vote for a proposed director.

Vote Required

With regard to the election of directors, votes may be cast “FOR” or “WITHHOLD.” The affirmative vote of the holders of a majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote is required for the election of each of the nominees.

Recommendation

Our Board recommends that shareholders vote “FOR” the election of each of the director nominees identified in Proposal No. 1.

CORPORATE GOVERNANCE

Board Meetings

Our Board held 5 meetings in fiscal year 2015. Each director attended at least 75% of the aggregate number of meetings of the Board held during the period for which such director served on our Board. Our directors are encouraged, but not required, to attend annual meetings. All of our directors attended our 2015 annual meeting of shareholders, and all of our directors are expected to attend this Annual Meeting. The table below details the attendance of Board members at director and committee meetings during the fiscal year ended September 30, 2015.

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Nominating
	Board	Audit	Compensation	and Governance	Listing
Name of Director	(5 Meetings)	(4 Meetings)	(2 Meetings)	(0 Meetings)	(1 Meeting)
Gregory T. Baxter, Ph.D.	4 of 5	4 of 4	2 of 2	None	1 of 1
Tessie M. Che, Ph.D.	5 of 5	N/A	N/A	N/A	N/A
David L. Hill, Ph.D.	5 of 5	4 of 4	2 of 2	None	1 of 1
Daniel E. Morse, Ph.D.	4 of 5	N/A	N/A	N/A(1)	1 of 1
Frank R. Oakes	5 of 5	N/A	N/A	N/A	1 of 1
Mayank D. Sampat	5 of 5	4 of 4	2 of 2	None	1 of 1

(1)	Dr. Morse was appointed to the Nominating and Corporate Governance Committee on January 8, 2016.

Board Leadership Structure

Our Board does not have a formal policy with respect to the separation of the positions of Chief Executive Officer and Chairman of the Board. Since 2010, Frank Oakes has served as both our Chief Executive Officer and Chairman. The Board has determined that, in light of his extensive experience in our industry, familiarity with our day-to-day operations, in-depth knowledge of the issues, opportunities and challenges facing our Company, and strategic vision for our business, Mr. Oakes’ service as both our Chief Executive Officer and Chairman is appropriate to provide the authority and flexibility necessary for Mr. Oakes to lead our Company.

Although we believe that the combination of the Chief Executive Officer and Chairman roles is appropriate under the current circumstances, we have not established this approach as a policy, and the Board may determine that it is more appropriate to separate the roles in the future.

Role of Board in Risk Oversight Process

Our Board is responsible for overseeing our Company’s risk management and, either as a whole or through its committees, regularly discusses with management our major risk exposures, their potential impact on our business and the steps we take to manage them. The risk oversight process includes receiving regular reports from committees of the Board and members of senior management to enable our Board to understand the Company’s risk identification, risk management and risk mitigation strategies with respect to areas of potential material risk, including operations, finance, legal, regulatory, strategic and reputational risk. The Audit Committee discusses with our independent auditors the major financial risk exposures and the steps management has taken to monitor and mitigate such exposures.

Director Independence

The Board evaluates the independence of each nominee for election as a director of our Company in accordance with the Listing Rules (the “Nasdaq Listing Rules”) of the Nasdaq Stock Market LLC (“Nasdaq”). Pursuant to these rules, a majority of our Board must be “independent directors” within the meaning of the Nasdaq Listing Rules, and all directors who sit on our Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee must also be independent directors.

The Nasdaq definition of “independence” includes a series of objective tests, such as the director or director nominee is not, and was not during the last three years, an employee of the Company and has not received certain payments from, or engaged in various types of business dealings with, the Company. In addition, as further required by the Nasdaq Listing Rules, the Board has made a subjective determination as to each independent director that no relationships exist which, in the opinion of the Board, would interfere with such individual’s exercise of independent judgment in carrying out his or her responsibilities as a director. In making these determinations, the Board reviewed and discussed information provided by the directors with regard to each director’s business and personal activities as they may relate to the Company and its management.

As a result, the Board of Directors has affirmatively determined that Gregory Baxter, David Hill, Mayank Sampat and Daniel Morse are “independent directors.” This means that our Board of Directors is composed of a majority of independent directors as required by Nasdaq. The Board of Directors has also affirmatively determined that all members of our Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee are independent directors.

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Lead Director

On January 8, 2015, our Board created the position of Lead Director. Our Board has yet to designate an existing or new director to serve as our Lead Director. Pursuant to the charter of the Lead Director, the Lead Director shall be an independent, non-employee director designated by our Board who shall serve in a lead capacity to coordinate the activities of the other independent directors, interface with and advise with the Chairman of the Board, and perform such other duties as are specified in the charter or as our Board may determine.

Code of Business Conduct and Ethics and Insider Trading Policy

Our Board has adopted a written Code of Business Conduct and Ethics applicable to all directors, officers and employees of the Company. Copies of these policies are available on our website at http://ir.stellarbiotechnologies.com and on SEDAR at www.sedar.com, and will be provided in print without charge to any shareholder who submits a request in writing to Stellar Biotechnologies, Inc., Investor Relations, 332 E. Scott Street, Port Hueneme, California 93041. Any amendment to and waivers from the Code of Business Conduct and Ethics will be posted on the Company’s website. The Code of Business Conduct and Ethics provides that any waiver thereof may be made only by the entire Board.

Information about our Board Committees

Our Board has appointed an Audit Committee, a Compensation Committee, a Nominating and Corporate Governance Committee and a Listing Committee. The Board has adopted written charters for its Audit Committee, its Compensation Committee, and its Nominating and Corporate Governance Committee. Copies of these charters are available on our website at http://ir.stellarbiotechnologies.com and on SEDAR at www.sedar.com and will be provided in print without charge to any shareholder who submits a request in writing to Stellar Biotechnologies, Inc., Investor Relations, 332 E. Scott Street, Port Hueneme, California 93041.

Audit Committee

Composition of the Audit Committee

Our Audit Committee is composed of Gregory Baxter, David Hill, and Mayank Sampat (chairman). The Audit Committee held 4 meetings in fiscal 2015. Each of the members of the Audit Committee attended 100% of the meetings held by the Audit Committee during the time such directors served as a member of the committee. The purpose of the Audit Committee is to oversee our accounting and financial reporting processes and the audits of our financial statements. In that regard, the Audit Committee assists the Board in monitoring: the integrity of our financial statements; our independent auditor’s qualifications, independence, and performance; the performance of our internal audit function, including our system of internal controls, financial reporting, and disclosure controls; and our compliance with legal and regulatory requirements. To fulfill this obligation and perform its duties, the Audit Committee maintains effective working relationships with the Board, management, and our independent auditor.

The Board has identified Mayank Sampat as its audit committee financial expert. Mr. Sampat is the Chairman of our Audit Committee and has extensive financial experience. He received an MBA in Finance from Mercer University, and has served in several financial positions with other companies, including several years as Chief Financial Officer for a medical equipment manufacturer. All members of the Audit Committee are considered to be “independent” as that term is defined by the Exchange Act, the Nasdaq Listing Rules, Canadian NI 52-110, and the rules and regulations of the TSX Venture Exchange. All members of the Audit Committee are “financially literate” as that term is defined in NI 52-110.

Relevant Education and Experience

A full description of the education and experience of the current members of the Audit Committee is available under the section entitled “Information as to our Board of Directors and Nominees Biographies and Qualifications” detailed above.

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Audit Committee Oversight

At no time since the commencement of the Company’s most recently completed financial year was a recommendation of the Audit Committee to nominate or compensate an external auditor not adopted by the Board of Directors.

Assessments

The Board monitors the adequacy of information given to directors, communication between the Board and management and the strategic direction and processes of the Board and committees.

Additional information regarding the audit committee is contained in Item 10 of our Annual Report on Form 10-K, as filed with the SEC on December 14, 2015 and our Annual Information Form for fiscal 2015 as filed on SEDAR.

Compensation Committee

Our Compensation Committee is composed of Gregory Baxter, David Hill (chairman), and Mayank Sampat. The Compensation Committee held 2 meetings in fiscal 2015. Each of the members of the Compensation Committee attended 100% of the meetings held by the Compensation Committee during the time such directors served as a member of the committee. The purpose of the Compensation Committee is to oversee the Board’s responsibilities relating to compensation of our Company’s Chief Executive Officer and our other executive officers. More specifically, the Compensation Committee has the sole authority to determine the Chief Executive Officer’s compensation level based on an evaluation performed, at least annually, in light of the corporate goals and objectives applicable to the compensation of the Chief Executive Officer.

The Compensation Committee has overall responsibility for approving and evaluating all of our compensation plans, policies and programs as such plans, policies and programs affect executive officers. The Compensation Committee also reviews the Company’s incentive compensation arrangements to determine whether they encourage excessive risk-taking, reviews and discusses, at least annually, the relationship between risk management policies and practices and compensation, and evaluates compensation policies and practices that could mitigate any such risk.

All compensation decisions are made with consideration of the Compensation Committee’s guiding principles to provide competitive compensation for the purpose of attracting and retaining talented executives and employees and of motivating our employees to achieve improved company performance, which ultimately benefits our shareholders. The Compensation Committee has the sole authority to retain and terminate any advisors, including independent counsel, compensation consultants and other advisors to assist as needed, and has sole authority to approve the advisors’ fees, which will be paid by the Company, and the other terms and conditions of their engagement. The Compensation Committee considers input and recommendations from our Chief Executive Officer, whom shall not be present during any committee deliberations with respect to his or her compensation, and outside compensation consultants in connection with its review of our Company’s compensation programs and its annual review of the performance of the other executive officers.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee is composed of Gregory Baxter (chairman), David Hill, Daniel Morse (effective January 2016) and Mayank Sampat. The Nominating and Corporate Governance Committee did not hold any meetings in fiscal 2015. The purpose of the Nominating and Corporate Governance Committee is to identify individuals qualified to become Board members; recommend to the Board individuals to serve as directors; advise the Board with respect to Board composition, procedures and committees; develop, recommend to the Board and annually review a set of corporate governance principles applicable to the Company; and oversee any related matters required by the federal securities laws and the Nasdaq continued listing requirements.

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Process for Identifying and Evaluating Potential Director Nominees. The Nominating and Corporate Governance Committee will identify, evaluate and recommend candidates to become members of our Board with the goal of creating a Board that, as a whole, consists of individuals with various and relevant career experience, industry knowledge and experience, and financial expertise. It will consider persons identified by its members, management, shareholders, investment bankers and others for nomination to the Board. Candidates, whether identified by the Nominating and Corporate Governance Committee or proposed by shareholders, will be reviewed in the context of the current composition of our Board, our operating requirements and the long-term interests of our shareholders. Although the Nominating and Corporate Governance Committee does not have a formal diversity policy concerning membership of the Board, it does consider diversity in its broadest sense when evaluating candidates, including persons diverse in gender, ethnicity, experience, and background.

Process for Shareholder Nominations. The Board has approved an advance notice policy, which was subsequently approved by our shareholders at our 2014 annual meeting of shareholders, that requires advance notice be given to us in certain circumstances where nominations of persons for election to the Board are made by our shareholders. Shareholders who wish to recommend a candidate for election to the Board should send their letters to our Corporate Secretary at 332 E. Scott Street, Port Hueneme, California 93041.

In the case of an annual meeting of shareholders, notice to the Company must be made not less than 30 days nor more than 65 days prior to the date of the annual meeting. However, in the event that the annual meeting is to be held on a date that is less than 40 days after the date on which the first public announcement of the date of the annual meeting was made, notice may be made not later than the close of business on the tenth day following such public announcement.

In the case of a special meeting of shareholders (which is not also an annual meeting), notice to the Company must be made not later than the close of business on the fifteenth day following the day on which the first public announcement of the date of the special meeting was made.

Each of the nominees up for election at the Annual Meeting was recommended to the Board, at a meeting of the Board, by the Nominating and Corporate Governance Committee, who discussed with the Board the current directors and determined that there were no other nominees, other than the current directors, to be nominated for election to the Board at the Annual Meeting.

Listing Committee

Our Listing Committee was formed on a temporary basis and was composed of Frank Oakes (chairman), Daniel Morse, Gregory Baxter, David Hill, and Mayank Sampat. The Listing Committee held 1 meeting in fiscal 2015. Each of the members of the Listing Committee attended 100% of the meetings held by the Listing Committee during the time such directors served as a member of the committee. The purpose of the Listing Committee was to approve actions related to our listing application for The Nasdaq Capital Market.

Shareholder Communications with the Board of Directors

If you wish to communicate with the Board, you may send your communication in writing to our Corporate Secretary at our executive offices located at 332 E. Scott Street, Port Hueneme, California 93041. Please include your name and address in the written communication and indicate whether you are a shareholder. Our Corporate Secretary will review any communication received from a shareholder, and all material communications from shareholders will be forwarded to the appropriate director or directors or committee of the Board based on the subject matter.

Executive Officers

Biographical information pertaining to Mr. Oakes, who is a director and an executive officer, may be found in the above section entitled “Information as to our Board of Directors and Nominees.” The executive officers serve at the pleasure of our Board of Directors.

Name	Age	Position(s) Held	Date of Appointment
Frank R. Oakes	65	President, Chief Executive Officer and Chairman of our Board of Directors	April 9, 2010
Kathi Niffenegger, CPA	58	Chief Financial Officer and Corporate Secretary	November 1, 2013
Catherine Brisson, Ph.D.	42	Chief Operating Officer	November 1, 2013
Mark A. McPartland	49	Vice President of Corporate Development and Communications	November 15, 2013

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Kathi Niffenegger, CPA was appointed our Chief Financial Officer in November 2013 and our Corporate Secretary in June 2013. She initially joined us in May 2012 as Controller, after previously holding the position of our outside Certified Public Accountant since the founding of our California subsidiary in 1999. Ms. Niffenegger has more than 30 years of experience in accounting and finance in a range of industries. She held positions of increasing responsibility in the audit division of Glenn Burdette CPAs from 1988 to 2012 and served most recently as technical partner, obtained CFO experience at Martin Aviation, and began her career at Peat, Marwick, Mitchell & Co. (now KPMG LLP). She has held leadership roles for audits of manufacturing, aquaculture, pharmaceutical, and governmental grant clients, and developed specific expertise in cost accounting systems and internal controls. Ms. Niffenegger holds a B.S. degree in Business Administration, Accounting from California State University, Long Beach, and is a member of the American Institute of Certified Public Accountants (AICPA).

Catherine Brisson, Ph.D. was appointed our Chief Operating Officer in November 2013. She initially joined us in November 2010 and has held positions of increasing responsibility with our Company since that time, including serving as our Executive Director of Quality Assurance and Regulatory Affairs and our Chief Pharmaceutical Officer. Prior to 2010, Dr. Brisson held the position of the Executive Director of Quality Systems at MacuSight, Inc. from 2005 until 2010. Dr. Brisson has more than 20 years of experience in the biotechnology, pharmaceutical, and medical device industries with strong expertise, and broad scientific and operational understanding, in the areas of quality systems, regulatory affairs, manufacturing, and product development. She has extensive background in process development and a strong working knowledge of global regulatory requirements. Dr. Brisson holds a B.S. degree in Chemistry from North Carolina State University and a Ph.D. in Organic Chemistry from the University of North Carolina.

Mark A. McPartland was appointed our Vice President of Corporate Development and Communications in November 2013. Mr. McPartland has more than 18 years of experience in business development, capital markets advisory, corporate communications and C-suite consulting. Prior to joining us, he served as Senior Vice President at MZ Group, a subsidiary of @titude Global, the world’s largest independent global investor relations consulting firm, from September 2011 to November 2013. Mr. McPartland’s background includes guiding the development and execution of corporate strategy for private and public companies at all stages of commercial evolution, including early- and mid-stage biopharmaceutical entities. His previous positions include Vice President and Partner at Alliance Advisors, LLC from January 2005 until January 2011, and Regional Vice President of Hayden Communications, Inc. from September 1999 until January 2005. Mr. McPartland holds a B.S. in Business Administration and Marketing from Coastal Carolina University.

Executive Compensation

Our proxy disclosure has been prepared to comply with U.S. and Canadian proxy disclosure requirements, including certain executive compensation disclosure rules applicable to emerging growth companies under the SEC rules and the JOBS Act.

Named Executive Officers

For the purposes of this proxy statement, a Named Executive Officer (“NEO”) of the Company means each of the following individuals:

(a)	“CEO” means an individual who acted as chief executive officer of the Company, or acted in a similar capacity, for any part of the most recently completed financial year;

(b)	“CFO” means an individual who acted as chief financial officer of the Company; or acted in a similar capacity, for any part of the most recently completed financial year;

(c)	each of the Company’s three most highly compensated executive officers, including any of its subsidiaries, or the three most highly compensated individuals acting in a similar capacity, other than the CEO and CFO, at the end of the most recently completed financial year whose total compensation was, individually, more than $150,000, as determined in accordance with subsection 1.3(6) of Form 51-102F6 of National Instrument 51-102 which deals with Continuous Disclosure Obligations, for that financial year; and

(d)	each individual who would be a NEO under paragraph (c) above but for the fact that the individual was neither an executive officer of the Company, or its subsidiaries, nor acting in a similar capacity, at the end of that financial year.

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Compensation Discussion and Analysis

The purpose of this Compensation Discussion and Analysis is to provide information about the Company’s executive compensation objectives and processes and to discuss compensation decisions relating to its NEOs.

The Compensation Committee of our Board of Directors has the responsibility to review, determine and approve the compensation for our executive officers. Further, the Compensation Committee oversees our overall compensation strategy, including compensation policies, plans and programs that cover all employees.

We currently employ four executive officers, each of whom serves as a “Named Executive Officer” (or NEO) for purposes of SEC reporting: (1) Frank R. Oakes, our President and Chief Executive Officer (who we refer to in this Compensation Discussion and Analysis as our CEO); (2) Kathi Niffenegger, CPA, our Chief Financial Officer and Corporate Secretary; (3) Catherine Brisson, Ph.D., our Chief Operating Officer; and (4) Mark A. McPartland, our Vice President of Corporate Development and Communications.

This Compensation Discussion and Analysis sets forth a discussion of the compensation for our NEOs as well as a discussion of our philosophies underlying the compensation for our NEOs and our employees generally.

Additional information about our operations is available at our website www.stellarbiotechnologies.com, and in our Annual Report, including audited financial statements for the year ended September 30, 2015, which are available for viewing through the internet on SEDAR, which can be accessed at www.sedar.com and on EDGAR at www.sec.gov.

Compensation Objectives and Principles

Compensation plays an important role in achieving short and long-term business objectives that ultimately drive business success. The primary goal of the Company’s executive compensation program is to attract and retain the key executives necessary for the Company’s long-term success, to encourage executives to further the development of the Company and our operations, and to motivate top quality and experienced executives. The key elements of the executive compensation program are: (i) base salary; (ii) potential annual incentive awards (bonuses); and (iii) incentive stock options. Compensation is designed to reward achievement of corporate initiatives that support our long-term strategic and business plans. The Compensation Committee is of the view that all elements of the total program should be considered, rather than any single element.

Compensation Process

The Compensation Committee and the Board are responsible for determining long-term incentive in the form of stock options to be granted to the NEOs and directors of the Company and for any other officers of the Company from time to time, to ensure such arrangements reflect the responsibilities and risks associated with each position. When determining the compensation of the Company’s NEOs, directors and officers, the Compensation Committee considers: (i) recruiting and retaining executives critical to the success of the Company and the enhancement of shareholder value; (ii) providing fair and competitive compensation; (iii) balancing the interests of management and the Company’s shareholders; and (iv) rewarding performance, both on an individual basis and with respect to operations in general.

Accordingly, the Compensation Committee relies on a number of factors including input gained through various discussions and considering any formal objectives, criteria or analysis, in determining the compensation of its executive officers, as well as employees and consultants. The Compensation Committee ensures that the total compensation paid to all NEOs and directors is fair and reasonable and is consistent with the Company’s compensation philosophy.

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To determine fiscal 2015 compensation payable to the Chief Executive Officer, the Compensation Committee reviewed compensation paid to individuals acting in a similar position of companies in the biotechnology industry with 100 or less full-time employees, in the Los Angeles metropolitan area. The Compensation Committee determined an appropriate compensation level reflecting the need to provide incentive and compensation for the time and effort expended by the individual, while taking into account various sales, product development, regulatory, aquaculture, R&D and corporate/financial developments of the Company. The Compensation Committee did not use any benchmarking comparisons to specific companies. The same process was followed for all NEOs other than the CEO, except that the CEO provided input on the performance of those NEOs relative to agreed upon corporate initiatives for the year.

To determine fiscal 2014 compensation payable to the Chief Executive Officer, the Compensation Committee reviewed compensation paid to individuals acting in a similar position of companies of similar size and stage of development in similar industries and determined an appropriate compensation level reflecting the need to provide incentive and compensation for the time and effort expended by the individual, while taking into account the financial and other resources of the Company. The Compensation Committee did not use any benchmarking comparisons to specific companies. They reviewed a salary survey of CEO salaries for public pharmaceutical and biotechnology companies for 2012 based on market cap and for a salary survey of CEO salaries for non-public pharmaceutical and biotechnology companies in the Los Angeles, California, USA area for 2013 based on number of employees. Fiscal 2014 compensation for all NEOs other than the CEO was determined by the CEO, up to an amount not to exceed limits previously set forth by the Board.

The Compensation Committee was formed in March 2013. Prior to the appointment of the Compensation Committee, the Board as a whole was responsible for determining the fiscal 2012 and prior compensation for the Chief Executive Officer. Our CEO voluntarily reduced his salary to minimum wage for the fiscal year ended August 31, 2013.

The Board of Directors had also previously authorized the Chief Executive Officer to set compensation for officers and employees of the Company, in lieu of a formal compensation committee, up to a maximum salary of $185,000 annually, without further approval by the Board or any committee thereof. The Board retained authority to approve compensation for any officer or employee of the Company in excess of an annual salary of $185,000 and for compensation payable to any director.

Base Salary

Base salary is the amount of compensation paid before adding allowances, incentives or bonuses. It recognizes the contribution of employees, level of experience, education and abilities, all while remaining competitive in the market place. Base salary for each employee and executive officer's position is primarily determined with regard for the employee's responsibilities, individual performance and overall corporate performance, which determination may include review by the Compensation Committee of such executive officer’s self-assessment with regards to achievement of his or her performance relative to such guidelines and factors over the course of the prior fiscal year. The determination of base salary is also supplemented through the assessment of the market environment, conditions and competitiveness.

Base salary is reviewed annually by the Compensation Committee.

Cash Incentives/Bonuses

The Compensation Committee will consider whether it is appropriate and in the best interests of the Company to award a discretionary cash bonus to the NEOs and if so, in what amount. A cash bonus may be awarded to reward extraordinary performance that has led to increased value for shareholders through reaching certain business development milestones, the expansion of aquaculture infrastructure, the price of our Common Shares, capital raising efforts or achieving satisfaction of predetermined and agreed upon corporate initiatives and performance criteria. Demonstrations of extraordinary personal commitment to the Company’s interests, continuity and industry may also be rewarded through a cash bonus.

Option Based Awards

Long-term incentive in the form of options to purchase Common Shares of the Company are intended to align the interests of the Company’s directors, officers and NEOs with those of its shareholders, to provide a long term incentive that rewards these individuals for their contribution to the creation of shareholder value, and to reduce the cash compensation the Company would otherwise have to pay. This approach is based on the assumption that the performance of the Company’s Common Share price over the long term is an important indicator of long term performance.

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The Compensation Committee and the Board of Directors are responsible for making recommendations for the grant of incentive stock options to the NEOs. The Compensation Committee considers previous grants of options and the overall number of options that are outstanding relative to the number of outstanding Common Shares in determining whether to make any new grants of options and the size and terms of any such grants, as well as the level of effort, time, responsibility, ability, experience and level of commitment of the individual. The Chief Executive Officer is authorized by the Board to determine the allocation of stock options to be granted to non-executive officers, employees and consultants, such recommendation to be approved by the Compensation Committee prior to grant.

Group Insurance and Benefits

The Board of Directors approved a Group Insurance Plan extended to all officers and employees of the Company resident in the United States. The plan was adopted to provide security to employees and their dependents pertaining to health and welfare risks. The plan premiums are paid by the Company, and coverage includes extended health and dental benefits.

Risks Associated with Compensation Policies and Practices

The Company’s compensation policies and practices are intended to align management incentives with the long-term interests of the Company and its shareholders. In each case, the Company seeks an appropriate balance of risk and reward. Practices that are designed to avoid inappropriate or excessive risks include (i) financial controls that provide limits and authorities in areas such as capital and operating expenditures to mitigate risk taking that could affect compensation, (ii) balancing base salary and variable compensation elements, (iii) spreading compensation across short and long-term programs, (iv) vesting of stock options over a period of time, and (v) granting deference to the Compensation Committee to evaluate and implement risk-mitigating compensation policies.

Financial Instruments

The Company does not currently have a policy with respect to whether or not a NEO or director is permitted to purchase financial instruments, including, for greater certainty, prepaid variable forward contracts, equity swaps, collars, or units of exchange funds, that are designed to hedge or offset a decrease in market value of equity securities granted as compensation or held, directly or indirectly, by the NEO or director.

20

Summary Compensation Table

The following table contains information about the compensation paid to, or earned by, those who were the Company’s NEOs during the fiscal year ended September 30, 2015.

Summary Compensation Table

Name and Principal Position	Year		Salary ($)		Bonus ($)	Stock Awards ($)	Option Awards ($)(1)	Non-equity Incentive Plan Compensation ($)	Changes in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($) (2)		Total
Frank R. Oakes,	2015		$240,000		$90,000	$-	$-	$-	$-	$25,643	(4)	$355,643
President, CEO and Director	2014	(3)	222,273		180,000	-	-	-	-	21,435		423,708
	2013		33,280	(5)	-	-	-	-	-	19,602		52,882

Kathi Niffenegger, CPA	2015		189,000		27,000	-	106,287	-	-	17,320		339,607
Chief Financial Officer and Corporate Secretary (6)	2014	(3)	175,000		-	-	162,891	-	-	15,080		352,971
	2013		137,500		-	-	55,201	-	-	10,957		203,658

Catherine Brisson, Ph.D.,	2015		190,800		18,000	-	-	-	-	13,989		222,789
Chief Operating Officer (7)	2014	(3)	178,333		-	-	162,891	-	-	11,370		352,594
	2013		155,833		-	-	48,114	-	-	8,643		212,590

Mark A. McPartland	2015		185,400		5,400	-	-	-	-	7,150		197,950
Vice-president of Corporate Development and Communications (8)	2014	(3)	139,773		-	-	162,891	-	-	282		302,946
	2013		N/A		N/A	N/A	N/A	N/A	N/A	N/A		N/A

(1)	Represents the aggregate grant date fair value of the stock option award granted in the covered fiscal year as computed in accordance with FASB ASC Topic 718, Compensation — Stock Compensation. The fair value of each stock option award is estimated for the covered fiscal year on the date of grant using the Black-Scholes option valuation model. A discussion of the assumptions used in calculating the amounts in this column may be found in Note 9 to our audited consolidated financial statements for the year ended September 30, 2015 included in our Annual Report.

(2)	Includes contributions made by us on the executive’s behalf to our Company’s 401(k) plan. Under the plan, we contribute a flat non-elective contribution of 3% of eligible compensation for each plan participant at the end of each fiscal year.

(3)	This period reflects the fiscal year ended August 30, 2014. On June 3, 2014, the Company’s Board of Directors approved a change in the Company’s fiscal year end from August 31 to September 30 of each year, with effect from September 1, 2014. As a result, the Company had a one-month transition period from September 1, 2014 to September 30, 2014 (the “Transition Period”). Other than the regular monthly base salary then in effect for each NEO, there was no additional compensation paid during the Transition Period.

(4)	Mr. Oakes’ other compensation includes $1,495 patent royalties for fiscal 2015.

(5)	Mr. Oakes voluntarily reduced his annual base salary for fiscal 2013.

(6)	Ms. Niffenegger was appointed our Chief Financial Officer effective November 1, 2013. Previously, she served as our Controller. Ms. Niffenegger was appointed Corporate Secretary in July 2013.

(7)	Dr. Brisson was appointed Chief Operating Officer effective November 1, 2013. Previously, she served as our Executive Director of Quality Assurance and Regulatory Affairs and prior to then our Chief Pharmaceutical Officer.

(8)	Mark McPartland began employment in November 2013.

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Employment Agreements

We do not have employment agreements currently in effect with any of our named executive officers. Like our other employees, our executives are eligible for annual salary increases and discretionary equity grants.

Performance Share Plan

Under the merger agreement between CAG Capital Inc. (our predecessor) and Stellar Biotechnologies Inc., a California corporation, entered into on April 7, 2010, we allotted 1,000,000 common shares (the “Performance Shares”) under a performance share plan (the “Plan”). The purpose of the Plan was to encourage the development of our products and business by distributing shares to key management, employees, and consultants upon the meeting of certain milestones. These milestones were set as follows:

1.	Completion of method development for commercial-scale manufacture of IMG KLH with applicable good GMP as a pharmaceutical intermediate, evidenced by completion of three GMP lots meeting all quality and product release specifications required for stability studies and process validation;

2.	Compilation and regulatory submittal of all required CMC data compiled in CTD format and evidenced by filing as a DMF with the USFDA; and

3.	Completion of preclinical toxicity and immunogenicity testing of IMG KLH and Subunit KLH in rodent and non-rodent species as evidenced by acceptance by study protocols and completion reports available to support customer United States FDA and EMEA filings.

As each milestone was met as determined by our Board of Directors, one-third of the Performance Shares were available to be released to the Plan members. In January 2011, it was determined that Milestone No. 3 was successfully completed and the Board authorized the issuance of an aggregate of 333,334 Performance Shares to all participants in the Plan. In August 2012, the Board determined that Milestones No. 1 and 2 had been met and authorized the issuance of an aggregate of 131,313 Performance Shares to the non-director participants in the Plan. The Board did not take any action at that time on the issuance of shares to the participants of the Plan who were also directors of the Company. No action was taken regarding the Plan in fiscal 2013. In December 2013, we issued 151,515 common shares to a former director of the Company named as an eligible participant in the Plan.

Mr. Oakes, our Chief Executive Officer and Chairman of the Board, and Dr. Morse, our director, are eligible participants in the Plan. 235,690 and 134,680 shares, respectively, are reserved for future issuance to Mr. Oakes and Dr. Morse under the Plan. No other named executive officer or director is eligible to participate in the Plan.

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Outstanding Equity Awards at 2015 Fiscal Year-End

The following table summarizes the equity awards made to our named executive officers that were outstanding at September 30, 2015.

	Option Awards						Stock Awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable (1)	Equity incentive plan awards: number of securities underlying unexercised unearned options (#)	Option exercise prices ($)	Option expiration date	Value of unexercised in- the-money options ($)	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: market or payment value of unearned shares, units or other rights that have not vested ($)	Market or payout value of vested stock awards not paid out or distributed.
Frank R. Oakes	103,500	-	-	$CDN2.80	4/9/2017	$470,987	-	$-	-	$-	$1,564,840
	42,560	-	-	CDN6.50	8/8/2018	76,199	-	-	-	-	-
	37,560	-	-	CDN4.20	4/13/2019	131,693	-	-	-	-	-

Kathi Niffenegger, CPA	9,000	-	-	$CDN2.90	6/18/2019	40,284	-	-	-	-	-
	5,000	-	-	CDN2.50	12/19/2019	23,872	-	-	-	-	-
	9,000	-	-	CDN5.80	5/14/2020	20,813	-	-	-	-	-
	10,000	-	-	US18.30	11/1/2020	-	-	-	-	-	-
	3,000	6,000	-	CDN15.20	11/12/2021	-	-	-	-	-	-

Catherine Brisson, Ph.D.	7,000	-	-	$CDN6.40	10/25/2017	13,055	-	-	-	-	-
	7,000	-	-	CDN4.00	12/22/2018	25,588	-	-	-	-	-
	7,500	-	-	CDN3.70	8/9/2019	29,094	-	-	-	-	-
	5,750	-	-	CDN2.50	12/19/2019	27,453	-	-	-	-	-
	7,000	-	-	CDN5.80	5/14/2020	16,188	-	-	-	-	-
	10,000	-	-	US18.30	11/1/2020	-	-	-	-	-	-

Mark A. McPartland	10,000	-	-	US18.40	11/15/2020	-	-	-	-	-	-

(1)	Options granted to the named executive officers are subject to the following vesting schedule: (a) one-third of the option shall vest on the date of grant; (b) one-third of the option shall vest 12 months from the date of grant; and (c) the remaining one-third of the option shall vest 18 months from the date of grant.

Fixed Share Option Plan

Our 2013 Fixed Share Option Plan is comprised of 1,000,000 options to purchase our common shares. The purpose of the 2013 Fixed Share Option Plan is to advance the interests of the Company by encouraging equity participation in the Company through the acquisition of common shares of the Company. Our Board is responsible for the general administration of the Fixed Share Option Plan and the proper execution of its provisions, its interpretation and the determination of all questions arising thereunder. Specifically, the Board has the power to, among other things:

·	allot common shares for issuance in connection with the exercise of options;

·	grant options;

·	amend, suspend, terminate or discontinue the plan; and

·	delegate all or a portion of its administrative powers as it may determine to one or more committees.

Options may be awarded to our directors, officers, employees and consultants.

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Options to purchase 557,638 common shares at prices ranging from CDN$2.80 to CDN$18.70 and $18.30 are outstanding at September 30, 2015.

Options issued during fiscal 2015 to employees and consultants under the Fixed Share Option Plan totaled 16,500 options to purchase common shares, at exercise prices ranging from CDN$8.90 to CDN$15.20.

Grants of Plan-Based Awards in Fiscal 2015

Name	Grant Date	All Other Option Awards: Number of Securities Underlying Options (#)		Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Option Awards ($)

Kathi Niffenegger, CPA	11/12/14	10,000	(1)	CDN15.20	$106,287

(1)	The option award was issued under our 2013 Fixed Share Option Plan, and vests in thirds beginning November 2014.

Retirement Benefits

We have established a 401(k) plan to provide retirement benefits to eligible executive officers and employees. Employees may enter the plan after they have been employed by us for at least three consecutive months. Under the plan, we contribute a flat non-elective contribution of 3% of eligible compensation for each plan participant at the end of the fiscal year. Any Company contributions we made to the plan for our named executive officers are reflected in the “All Other Compensation” column of the Summary Compensation Table above.

Other than the funds contributed under our 401(k) plan, no other funds were set aside or accrued by us during fiscal 2015 to provide pension, retirement or similar benefits for our named executive officers.

Value Vested or Earned During the Year

The following table sets forth, for each Named Executive Officer, the value of all incentive plan awards vested or earned during the year ended September 30, 2015:

Name	Option-based awards – Value vested during the year ($)	Share-based awards – Value vested during the year ($)	Non-equity incentive plan compensation – Value earned during the year ($)
Kathi Niffenegger, CPA	$30,600	$-	$-
Catherine Brisson, Ph.D.	17,752	-	-

Director Compensation

Directors who are also our officers are not separately compensated for their service as directors. The following table sets forth information regarding the compensation of our non-employee directors for the fiscal year ended September 30, 2015.

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Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($) (1) (2) (3)		Non-equity Incentive Plan Compensation ($)	Changes in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total
Gregory T. Baxter, Ph.D.	$4,800	$-	$14,762	(4)	$-	$-	$-	$19,562
Tessie M. Che, Ph.D.	3,700	-	-		-	-	-	3,700
David L. Hill, Ph.D.	5,800	-	15,682	(5)	-	-	-	21,482
Daniel E. Morse, Ph.D.	3,050	-	15,682	(6)	-	-	-	18,732
Mayank D. Sampat	5,800	-	-		-	-	-	5,800

(1)	Represents the aggregate grant date fair value of the stock option award granted in the covered fiscal year as computed in accordance with FASB ASC Topic 718, Compensation —Stock Compensation. The fair value of each stock option award is estimated for the covered fiscal year on the date of grant using the Black-Scholes option valuation model. A discussion of the assumptions used in calculating the amounts in this column may be found in Note 9 to our audited consolidated financial statements for the year ended September 30, 2015 included in our Annual Report.

(2)	The aggregate number of option awards outstanding at September 30, 2015 held by each non-employee director is as follows:

Name	Outstanding Options (#)
Gregory T. Baxter, Ph.D.	8,250
Tessie M. Che, Ph.D.	7,000
David L. Hill, Ph.D.	10,000
Daniel E. Morse, Ph.D.	54,600
Mayank D. Sampat	7,000

(3)	Options granted to directors are subject to the following vesting schedule: (a) one-third of the option shall vest on the date of grant; (b) one-third of the option shall vest 12 months from the date of grant; and (c) the remaining one-third of the option shall vest 18 months from the date of grant.

(4)	On November 12, 2014, Dr. Baxter was awarded an option to purchase up to 1,250 of our common shares. The option expires on November 12, 2021 and has an exercise price of CDN$15.20.

(5)	On June 10, 2015, Dr. Hill was awarded an option to purchase up to 2,500 of our common shares. The option expires on June 10, 2022 and has an exercise price of CDN$8.90.

(6)	On June 10, 2015, Dr. Morse was awarded an option to purchase up to 2,500 of our common shares. The option expires on June 10, 2022 and has an exercise price of CDN$8.90.

Non-Employee Director Compensation Policy

Pursuant to our non-employee director compensation policy, non-employee directors receive $1,000 for each Board meeting attended in person and $350 for each Board meeting attended by telephone. Members of Board committees also receive $350 for each committee meeting attended. Non-executive directors may also receive stock option awards at the discretion of the Board.

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Non-Employee Directors on our Scientific Advisory Board

Dr. Morse and Dr. Baxter are members of our Scientific Advisory Board. As compensation for their services, the members of our Scientific Advisory Board receive certain advisory fees and expense reimbursements. During fiscal 2015, no amounts were paid to Dr. Morse and Dr. Baxter for services as members of our Scientific Advisory Board. During the Transition Period, Dr. Morse and Dr. Baxter each received $1,500 for services as members of our Scientific Advisory Board.

Outstanding Equity Awards at 2015 Fiscal Year-End

The following table summarizes the equity awards made to our directors that were outstanding at September 30, 2015.

	Option Awards						Stock Awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable (1)	Equity incentive plan awards: number of securities underlying unexercised unearned options (#)	Option exercise prices ($)	Option expiration date	Value of unexercised in- the-money options ($)	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: market or payment value of unearned shares, units or other rights that have not vested ($)	Market or payout value of vested stock awards not paid out or distributed.
Gregory T. Baxter, Ph.D.	7,000	-	-	$CDN3.70	8/16/2019	$27,154	-	$-	-	$-	$-
	417	833	-	CDN15.20	11/12/2021	-	-	-	-	-	-

Tessie M. Che, Ph.D.	7,000	-	-	US18.30	11/1/2020	-	-	-	-	-	-

David L. Hill, Ph.D.	2,500	-	-	CDN6.50	8/8/2018	4,476	-	-	-	-	-
	2,500	-	-	CDN4.20	4/13/2019	8,766	-	-	-	-	-
	2,500	-	-	US18.30	11/1/2020	-	-	-	-	-	-
	833	1,667	-	CDN8.90	6/10/2022	-	-	-	-	-	-

Daniel E. Morse, Ph.D.	28,000	-	-	CDN2.80	4/9/2017	127,417	-	-	-	-	894,194
	12,050	-	-	CDN6.50	8/8/2018	21,574	-	-	-	-	-
	12,050	-	-	CDN4.20	4/13/2019	42,250	-	-	-	-	-
	833	1,667	-	CDN8.90	6/10/2022	-	-	-	-	-	-

Mayank D. Sampat	7,000	-	-	CDN03.70	8/16/2019	27,154	-	-	-	-	-

(1)	Options granted to directors are subject to the following vesting schedule: (a) one-third of the option shall vest on the date of grant; (b) one-third of the option shall vest 12 months from the date of grant; and (c) the remaining one-third of the option shall vest 18 months from the date of grant.

Compensation Committee Interlocks and Insider Participation

The members of our Compensation Committee during the fiscal year ended September 30, 2015 were Gregory Baxter, David Hill (chairman), and Mayank Sampat.

None of the individuals who served as a member of the Compensation Committee during fiscal 2015 was at any time during fiscal 2015 an officer or employee of our Company.

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Securities Authorized for Issuance Under Equity Compensation Plans

Equity Compensation Plan Information

The following table provides information regarding compensation plans under which securities of the Company are authorized for issuance in effect as at the fiscal year ended September 30, 2015.

Equity Compensation Plan Information

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	557,638	CDN$6.93	339,362
Equity compensation plans not approved by security holders	N/A	N/A	N/A
Total	557,638	CDN$6.93	339,362

Certain Relationships and Related Transactions

Patent Royalty Agreement

On August 14, 2002, through our California subsidiary, we entered into an agreement with Frank Oakes, our Chief Executive Officer, pursuant to which he would receive royalty payments in exchange for the assignment to us of his rights to U.S. Patent No. 6,852,338. The royalty is 5% of gross receipts from products using this invention in excess of $500,000 annually. Our current operations utilize this invention. Patent royalties of $1,495 were paid to Mr. Oakes for the year ended September 30, 2015.

Collaboration Agreement

In December 2013, we entered into a collaboration agreement (the “Amaran Agreement”) with Amaran Biotechnology, Inc. (“Amaran”) to develop and evaluate methods for Amaran’s potential manufacture of the OBI-822 active immunotherapy using our GMP grade Stellar KLH™.

Revenues received from Amaran under the Amaran Agreement totaled $180,000 during the fiscal year ended September 30, 2015. The Amaran Agreement also provides for Amaran to pay us fees for certain expenses and costs associated with the collaboration. Subject to certain conditions and timing, the terms of the collaboration with Amaran also provide for the possible negotiation of a commercial supply agreement for Stellar KLH™ in the future.

Tessie Che, a member of our Board, currently serves as General Manager and chair of the board of directors of Amaran. However, Dr. Che was not a member of our Board at the time the Amaran Agreement was put in place.

Policies and Procedures for Review of Related Party Transactions

The Audit Committee reviews, approves and oversees any transaction between us and any “related person” (as defined in Item 404 of Regulation S-K) and any other potential conflict of interest situations, on an ongoing basis. Under these policies and procedures, the Audit Committee is to be informed of transactions subject to review before their implementation. The procedures establish our practices for obtaining and reporting information to the Audit Committee regarding such transactions on a periodic and an as-needed basis. The policy provides that such transactions are to be submitted for approval before they are initiated but also provides for ratification of such transactions. No director who is interested in a transaction may participate in the Audit Committee’s determinations as to the appropriateness of such transaction.

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Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires that our directors, executive officers, and greater-than-10% shareholders file reports with the SEC on their initial beneficial ownership of our common shares and any subsequent changes. They must also provide us with copies of the reports. We were not subject to Section 16(a) during the year ended August 31, 2014, since we were a foreign private issuer.  Since becoming subject to Section 16(a) on September 1, 2014, each of Gregory Baxter, Tessie Che, David Hill, Daniel Morse, Frank Oakes, Mayank Sampat, Kathi Niffenegger, Catherine Brisson, and Mark McPartland have filed all required forms, however the Form 3 indicating initial ownership for each such reporting person as of such date was filed late.

Security Ownership of Certain Beneficial Owners and Management

The following tables set forth certain information as of January 15, 2016, with respect to the beneficial ownership of our common shares by: (1) all of our directors; (2) our named executive officers listed in the Summary Compensation Table; (3) all of our current directors and executive officers as a group; and (4) each person known by us to beneficially own more than 5% of our outstanding common shares.

We have determined beneficial ownership in accordance with the rules of the SEC. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all common shares that they beneficially own, subject to applicable community property laws.

Common shares subject to options or warrants currently exercisable or exercisable within 60 days of January 15, 2016 are deemed outstanding for computing the share ownership and percentage of the person holding such options and warrants, but are not deemed outstanding for computing the percentage of any other person. The percentage ownership of our common shares of each person or entity named in the following table is based on 8,448,758 common shares outstanding as of January 15, 2016.

Directors and Officers

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership		Percent of Shares Beneficially Owned
Frank R. Oakes	372,585	(2)	4.3%
Kathi Niffenegger, CPA	42,333	(3)	*
Catherine Brisson, Ph.D.	63,051	(4)	*
Mark A. McPartland	16,667	(5)	*
Gregory T. Baxter, Ph.D.	7,833	(6)	*
Tessie M. Che, Ph.D.	7,000	(7)	*
David L. Hill, Ph.D.	10,333	(8)	*
Daniel E. Morse, Ph.D.	149,442	(9)	1.8%
Mayank D. Sampat	7,000	(10)	*

All directors and executive officers as a group (9 persons)	676,244	(11)	7.7%

* Percentage of shares beneficially owned does not exceed one percent.

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(1)	Unless otherwise indicated, the address of each beneficial owner is c/o Stellar Biotechnologies, Inc., 332 E. Scott Street, Port Hueneme, California 93041.

(2)	This amount includes (i) 183,620 shares issuable upon the exercise of options and excludes (ii) 20,867 common shares and 5,000 common shares issuable upon the exercise of outstanding options which are held by Mr. Oakes’ spouse who has sole voting and dispositive power over the securities, and as to which Mr. Oakes disclaims beneficial ownership. Mr. Oakes does not have the power to vote or dispose of, or to direct the voting or disposition of, the shares held by his spouse, or with respect to any shares acquired under her outstanding options.

(3)	Represents 42,333 shares issuable upon the exercise of options currently exercisable or exercisable within 60 days of January 15, 2016.

(4)	This amount includes 47,583 shares issuable upon the exercise of options currently exercisable or exercisable within 60 days of January 15, 2016.

(5)	Represents 16,667 shares issuable upon the exercise of options currently exercisable or exercisable within 60 days of January 15, 2016.

(6)	Represents 7,833 shares issuable upon the exercise of options currently exercisable or exercisable within 60 days of January 15, 2016.

(7)	Represents 7,000 shares issuable upon the exercise of options currently exercisable or exercisable within 60 days of January 15, 2016.

(8)	This amount includes 8,333 shares issuable upon the exercise of options currently exercisable or exercisable within 60 days of January 15, 2016.

(9)	This amount includes 52,933 shares issuable upon the exercise of options currently exercisable or exercisable within 60 days of January 15, 2016.

(10)	Represents 7,000 shares issuable upon the exercise of options currently exercisable or exercisable within 60 days of January 15, 2016.

(11)	This amount includes 373,302 shares issuable upon the exercise of options currently exercisable or exercisable within 60 days of January 15, 2016.

Shareholders Known by Us to Own 5% or More of Our Common Shares

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Shares Beneficially Owned
Ernesto Echavarria (1)	1,461,310	(2)	17.2%
Amaran Biotechnology Inc. (3)	714,286	(4)	8.2%

(1)	The address of Mr. Echavarria is Blvd. Anaya, 1225 Culiacan Sinaloa, Mexico 80040.

(2)	This amount includes 50,000 common shares issuable upon the exercise of warrants, which expire in September 2016.

(3)	The address of Amaran Biotechnology Inc. is NO. 19 Sheng Yi 5th Rd. Zhubei City, Hsinchu County 30261, Taiwan (R.O.C.).

(4)	This amount includes 238,095 common shares issuable upon the exercise of warrants, which expire in September 2016.

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Audit Committee Report

This Audit Committee Report shall not be deemed to be “soliciting material” or to be filed with the SEC or subject to Regulation 14A or 14C under the Exchange Act, or to the liabilities of Section 18 of the Exchange Act. Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act of 1933, as amended, or the Exchange Act that might incorporate future filings, including this proxy statement, in whole or in part, this report shall not be incorporated by reference into any such filings.

The Audit Committee reviews our financial reporting process on behalf of our Board of Directors. Management has the primary responsibility for the financial statements and the reporting process. Our independent auditors are responsible for expressing an opinion on the conformity of our audited financial statements to accounting principles generally accepted in the United States of America.

In this context, the Audit Committee has reviewed and discussed our audited financial statements with management and the independent auditors. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (“Communication with Audit Committees”), as amended, as adopted by the Public Company Accounting Oversight Board (the “PCAOB”) in Rule 3200T. In addition, the Audit Committee has received the written disclosures and the letter from the independent auditors required by the applicable requirements of the PCAOB regarding the independent auditor’s communications with the Audit Committee concerning independence, and has discussed with the independent auditor the independent auditor’s independence. In addition, the Audit Committee has considered whether the independent auditor’s provision of non-audit services to us is compatible with the auditor’s independence.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that our audited financial statements be included in our Annual Report on Form 10-K for the year ended September 30, 2015, for filing with the SEC.

The foregoing report has been furnished by the members of the Audit Committee.

Mayank D. Sampat, Chairman
Gregory T. Baxter

David L. Hill

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PROPOSAL NO. 2

APPOINTMENT OF AUDITORS AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected Moss Adams LLP as our auditors and independent registered public accounting firm for the year ending September 30, 2016, and the Board has ratified such appointment. The Board has directed that a resolution to appoint Moss Adams LLP as our auditors and independent registered public accounting firm for the ensuing year, be presented to our shareholders for approval at the Annual Meeting.

Representatives of Moss Adams LLP are expected to be at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions

Auditor Fees and Services

Effective June 3, 2014, we terminated our relationship with D&H Group LLP, Chartered Accountants as auditors for the Company. The report of D&H Group LLP on the financial statements for our fiscal years ended August 31, 2012 through August 31, 2013 previously issued contained no adverse opinion or any disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope or accounting principles, other than to state that there was substantial doubt as to our ability to continue as a going concern in fiscal 2012. Effective June 3, 2014, we engaged Moss Adams LLP as our auditors and principal independent registered public accounting firm. Our Board recommended the decision to change our auditors and principal independent registered public accounting firm. The termination of D&H Group LLP was not the result of any disagreement or dispute.

The following table shows the aggregate fees paid or accrued for audit and other services provided for the years ended September 30, 2015 and August 31, 2014 rendered by Moss Adams LLP.

Type of Service	Fiscal Year 2015	Fiscal Year 2014

Audit Fees	$194,000	$88,000
Audit-Related Fees	-	-
Tax Fees	-	-
All Other Fees	-	-
Total	$194,000	$88,000

Audit Fees consisted of fees incurred for professional services rendered for audits of the years ended September 30, 2015, September 30, 2014 and August 31, 2014.

Pre-Approval Policies and Procedures

The Audit Committee is directly responsible for the appointment, compensation and oversight of our auditors. It has established procedures for the receipt, retention, and treatment of complaints received by us regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters. The Audit Committee also has the authority and the funding to engage independent counsel and other outside advisors.

In accordance with the requirements of the Sarbanes-Oxley Act of 2002 and rules issued by the Securities and Exchange Commission, our Audit Committee Charter includes a procedure for the review and pre-approval of all audit and permitted non-audit and tax services, subject to the de minimis exception for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act, the Commission rules promulgated thereunder, and under the rules of the TSX Venture Exchange, that may be provided by our independent auditor or other registered public accounting firms. The procedure requires that all proposed engagements of the auditor for audit and permitted non-audit services are submitted to the Audit Committee for approval prior to the beginning of any such services. The Audit Committee pre-approved 100% of the audit services performed by our independent registered public accounting firm for the fiscal year ended September 30, 2015.

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Vote Required

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting is required to appoint Moss Adams LLP as our auditors and independent registered public accounting firm for the ensuing year.

Recommendation

The Board recommends that shareholders vote “FOR” Proposal No. 2.

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OTHER INFORMATION

HOUSEHOLDING OF MATERIALS

Some banks, brokers, and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of these proxy materials may have been sent to multiple shareholders in each household. We will promptly deliver a separate copy of these proxy materials to any shareholder upon written request, which request must include the control number from such shareholder’s proxy notice, directed to Broadridge Financial Services, Inc., 51 Mercedes Way, Edgewood, NY 11717, or by verbal request to us at our executive offices, telephone: (805) 488-2800. Any shareholder who wants to receive separate copies of proxy materials in the future, or any shareholder who is receiving multiple copies and would like to receive only one copy per household, should contact that shareholder’s bank, broker, or other nominee record holder, or that shareholder may contact us at the address and phone number set forth above.

WHERE YOU CAN FIND MORE INFORMATION

Our Annual Report on Form 10-K for the fiscal year ended September 30, 2015, which was made available to shareholders with or preceding this proxy statement, contains financial and other information about our Company, but is not incorporated into this proxy statement and is not to be considered a part of these proxy soliciting materials or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Exchange Act.

Through our website, http://www.stellarbiotechnologies.com, we make available free of charge all of our SEC filings, including our proxy statements, our Annual Reports on Form 10-K, our Quarterly Reports on Form 10-Q, and our Current Reports on Form 8-K, as well as Forms 3, Form 4, and Form 5 of our directors, officers, and principal shareholders, together with amendments to these reports filed or furnished pursuant to Sections 13(a), 15(d), or 16 of the Exchange Act. We will also provide upon written request, without charge to each shareholder of record as of the record date, a copy of our Annual Report on Form 10-K for the fiscal year ended September 30, 2015, as filed with the SEC. Any exhibits listed in the Annual Report on Form 10-K will also be furnished, upon request, at the actual expense we incur in furnishing such exhibits. Any such requests should be directed to our Corporate Secretary at our executive offices at 332 E. Scott Street, Port Hueneme, California 93041, telephone: (805) 488-2800.

OTHER BUSINESS

The Board knows of no other business to be acted upon at the Annual Meeting. However, if any other business properly comes before the Annual Meeting, it is the intention of the persons named in the proxy to vote on such matters in accordance with their best judgment.

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— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT   ANNUAL REPORT

How to View Online:

Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) and visit: *www.proxyvote.com*.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) *BY INTERNET*: www.proxyvote.com
2) *BY TELEPHONE*: 1-800-579-1639
3) *BY E-MAIL**: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before March 3, 2016 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to *www.proxyvote.com*. Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

M98954-P72409

Voting Items

1. **Election of Directors**

   1a. Frank R. Oakes

   1b. David L. Hill

   1c. Mayank (Mike) Sampat

   1d. Daniel E. Morse

   1e. Gregory T. Baxter

   1f. Tessie M. Che

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL NO. 2.

2. **Appointment of Auditors**
   Appointment of Moss Adams LLP as our auditors and independent registered public firm for the ensuing year.

M98955-P72409

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on Tuesday, March 15, 2016. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on Tuesday, March 15, 2016. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M98943-P72409 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

STELLAR BIOTECHNOLOGIES, INC.

1. Election of Directors

	For	Withhold
1a. Frank R. Oakes	☐	☐
1b. David L. Hill	☐	☐
1c. Mayank (Mike) Sampat	☐	☐
1d. Daniel E. Morse	☐	☐
1e. Gregory T. Baxter	☐	☐
1f. Tessie M. Che	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL NO. 2.

If you wish to appoint someone other than Frank R. Oakes, President, Chief Executive Officer and Director of the Company, or Mark McPartland, Vice President of Corporate Development and Communications of the Company, as your proxy, please check box here. Please do not check box unless you want to exercise this option. ☐

Interim Financial Statements
Mark this box if you would like to receive Interim Financial Statements and accompanying Management's Discussion and Analysis by mail. ☐ Yes ☐ No

Annual Financial Statements
Mark this box if you would like to receive the Annual Financial Statements and accompanying Management's Discussion and Analysis by mail. ☐ Yes ☐ No

Authorized Signature(s) - This section must be completed for your instructions to be executed.
I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Annual Meeting.
If no voting instructions are indicated above, this Proxy will be voted as recommended by the Board of Directors.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

M98944-P72409

Appointment of Proxyholder:

I/We being holder(s) of Stellar Biotechnologies, Inc. hereby appoint: Frank R. Oakes, President, Chief Executive Officer and Director of the Company, or failing him. Mark McPartland, Vice President of Corporate Development and Communications of the Company.

OR

Print the name of the person you are appointing if this person is someone other than the appointed proxyholders.

as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the shareholder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Annual General Meeting of Shareholders of Stellar Biotechnologies, Inc. to be held at Holiday Inn Express, 350 E. Port Hueneme Road, Port Hueneme, California, USA, on Thursday, March 17, 2016, at 10:00 AM (Pacific Time) and at any adjournment or postponement thereof.

Notes to proxy

1. **Every holder has the right to appoint another person or entity of their choice, who need not be a shareholder, to attend and act on the holder's behalf at the Annual Meeting or any adjournment or postponement thereof. If you wish to appoint a person or entity other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see above).**
2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all registered owners must sign this proxy. If you are voting on behalf of a corporation or another individual, you must sign this proxy with signing capacity stated, and you may be required to provide documentation evidencing your power to sign this proxy.
3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy.
4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed by the Company to the holder.
5. **The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by the Board.**
6. The securities represented by this proxy will be voted in favour or withheld from voting or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.
7. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of the Annual Meeting or other matters that may properly come before the Annual Meeting or any adjournment or postponement thereof.
8. This proxy should be read in conjunction with the accompanying Annual Report and proxy statement provided by the Company.

Proxies must be received by 11:59 PM (Eastern Time) on Tuesday, March 15, 2016.